                                                                   EXHIBIT 10.08

                 LIMITED LIABILITY COMPANY OPERATING AGREEMENT

                                       OF

                       ML JWH STRATEGIC JOINT VENTURE LLC



                                                      DATED AS OF _____ __, 1998

                      ML JWH STRATEGIC JOINT VENTURE LLC



                               TABLE OF CONTENTS
Section                                                                 Page
-------                                                                 ----

1.   Formation of Company; Capital Contributions. ....................... 2

2.   Registered Office; Books and Records. .............................. 3

3.   Undertakings in Respect of the Continuous Public Offering
        of the Units and the Offering of the Shares ..................... 3

4.   Undertaking of the Partnership and the Fund in Respect of
     the Public Offering of the Units and the Exclusively
     Non-U.S. Offering of the Shares .................................... 4

5.   Management of the Company .......................................... 5

6.   Confidentiality .................................................... 7

7.   Management Fee ..................................................... 8

8.   Capital Accounts; Allocations and Distributions .................... 8

9.   Representations, Warranties and Covenantsof JWH, the
     Partnership and the Fund .......................................... 11

10.  Amendment.......................................................... 11

11.  Indemnification and Standard of Liability of JWH. ................. 11

12.  Indemnification of the Partnership and the Fund ................... 13

13.  Term .............................................................. 14

14.  Termination ....................................................... 14

15.  Expenses .......................................................... 15

16.  Bank Accounts ..................................................... 15

17.  Accounting Decisions .............................................. 15

18.  Books and Records ................................................. 15

Section                                                                 Page
-------                                                                 ----

19.  Annual Reports ................................................... 16

20.  Fiscal Year ...................................................... 16

21.  Dissolution ...................................................... 16

22.  Liquidator ....................................................... 16

23.  Freedom of Action ................................................ 16

24.  Transactions with Affiliates ..................................... 17

25.  Notices .......................................................... 17

26.  GOVERNING LAW .................................................... 18

27.  Entire Agreement ................................................. 18

28.  Representations and Warranties in the Registration
     Statement and the Offering Memorandum ............................ 18

29.  Exclusivity ...................................................... 18

30.  Purpose of Company ............................................... 18

31.  Submission to Jurisdiction; Waivers .............................. 19

32.  Severability ..................................................... 19

33.  Counterparts ..................................................... 19

34.  Arbitration ...................................................... 20



     Schedule: Sample New Profits Account Credit ...................... 22

     Exhibit:  Acknowledgment of Receipt of Disclosure Document ....... 23

                       ML JWH STRATEGIC JOINT VENTURE LLC


                 LIMITED LIABILITY COMPANY OPERATING AGREEMENT

          This Limited Liability Company Operating Agreement (this "Agreement") made as of this ____ day of _____, 1998 by and among ML JWH Strategic Allocation Fund Ltd., a Cayman Islands company (the "Fund"), ML JWH Strategic Allocation Fund L.P., a Delaware limited partnership (the "Partnership"), and John W. Henry & Company, Inc., a Florida corporation ("JWH"); and, not as members but for the limited purposes set forth herein, Merrill Lynch Futures Inc., a Delaware corporation ("MLF"), and Merrill Lynch Investment Partners Inc., a Delaware corporation (the "General Partner" or the "Sponsor"). The Partnership, the Fund and JWH are the members of the Delaware limited liability company (the "Company") formed hereby, to be known as ML JWH Strategic Joint Venture LLC.

                              W I T N E S S E T H:

          WHEREAS, the Partnership was organized in 1996 as a limited partnership, and the Fund was organized, also in 1996, as a Cayman Islands company, in each case to engage in commodity trading;

          WHEREAS, each of the Partnership and the Fund is a party to a separate Joint Venture Agreement each dated as of April 25, 1996 with JWH, and the joint ventures (the "Offshore Joint Venture" and the "U.S. Joint Venture" and, collectively, the "Joint Ventures") formed thereby were the entities through which the Partnership and the Fund have traded commodity interests prior to the establishment of the Company;

          WHEREAS, all assets and liabilities of the Joint Ventures (including open commodity interest positions) will be contributed to the Company as soon as practicable after the date hereof, and the Partnership and the Fund will thereafter trade commodity interests through the Company rather than through the Joint Ventures, which will be dissolved;

          WHEREAS, JWH has extensive experience trading in the commodity markets and is willing to participate with the Partnership and the Fund in the Company;

          WHEREAS, JWH implements the JWH Strategic Allocation Program pursuant to which JWH allocates and reallocates assets among a number of JWH's various trading programs ("Programs") and the Partnership and the Fund are (to date, through the Joint Ventures and, in the future, through the Company) the only client or proprietary accounts managed pursuant to the JWH Strategic Allocation Program;

          WHEREAS, the General Partner is the sole general partner of the Partnership and is the sole Sponsor of the Fund and has negotiated this Agreement on behalf of the Partnership and the Fund;

          WHEREAS, MLF is the commodity broker for the Company and has agreed to undertake certain financial obligations in connection with inducing JWH to become a member of the Company, as contemplated hereby;

          WHEREAS, the Partnership plans to offer units of limited partnership interest ("Units") for sale to the public as described in a Registration Statement on Form S-1, Registration No. 333-_____, originally filed on March 6, 1998 with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act") (such Registration Statement in the form in which it became effective as of the date hereof, being herein referred to as the "Registration Statement"; and the prospectus included therein or, if so filed, as first filed pursuant to SEC Rule 424(b) as the "Prospectus");

          WHEREAS, the Fund plans to offer Shares to non-U.S. investors pursuant to an Offering Memorandum (the "Offering Memorandum") dated February 25, 1998;

          WHEREAS, the proceeds of the Units will be used to increase the Partnership's capital contribution to the Company;

          WHEREAS, the proceeds of the Shares will be used to fund the Fund's capital contribution to the Company;

          WHEREAS, the Partnership, the Fund and JWH wish to enter into this Agreement, which, among other things, sets forth certain terms and conditions upon which the Partnership, the Fund and JWH will form the Company and continue to engage in commodity interest trading; and

          WHEREAS, the General Partner and MLF wish to confirm certain of the obligations which they have agreed to undertake to the Company.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

           1.  Formation of Company; Capital Contributions.
               -------------------------------------------

          The Company was formed upon the filing of a Certificate of Formation with the Secretary of State of Delaware. The Partnership, the Fund and JWH hereby enter into this Agreement for the purpose of providing for the governance of the Company as it engages in commodity interest trading, implementing the JWH Strategic Allocation Program. The assets and liabilities of each Joint Venture (including open commodity interest positions) will be contributed to the Company as soon as practicable after the date hereof, and the Partnership and the Fund shall subsequently contribute substantially all the net proceeds raised from the sale of the Units and the Shares, respectively, to the Company. The Partnership and the Fund may each retain an administrative reserve, not to exceed $250,000 at any one time outstanding, of funds not contributed to the Company.

          The Partnership and the Fund may each withdraw funds from the Company (to the extent of their respective investment therein) on three (3) business days' notice; provided, that (i) the Partnership will utilize the proceeds of such withdrawals to pay the redemption price of Units, make distributions to the limited partners ("Limited Partners") of the Partnership or pay Partnership expenses and (ii) the Fund will utilize the proceeds of such withdrawals to pay the redemption price of Shares, make distributions to the shareholders ("Shareholders") of the Fund or pay Fund expenses. For greater certainty, it is the intent of the Partnership, the Fund and JWH that the withdrawal rights of the Partnership and the Fund in no respect abrogate or qualify the provisions hereof regarding the intended term of, and the parties' respective options to terminate, this Agreement.

          JWH agrees not to withdraw any funds from the Company -- other than in respect of credits made to JWH's capital account in respect of bookkeeping entries to the New Profits Account as described in Section 8 hereof -- prior to the dissolution of the Company.

           2.  Registered Office; Books and Records.
               ------------------------------------

          The address of the registered office of the Company is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware. The books and records of the Company shall be kept at the office of the Partnership, World Financial Center, Sixth Floor, South Tower, New York, New York 10080-6106.

           3. Undertakings in Respect of the Continuous Public Offering of the Units and the Offering of the Shares.
              ----------------------------------------------------------------

          (a) JWH agrees to cooperate and use its best efforts in connection with: (i) the Partnership's preparation of the Registration Statement, provided that the Registration Statement is not inconsistent with this Agreement; (ii) the Partnership's filing of any supplement or amendments to the Prospectus with the SEC, CFTC and the NFA; (iii) the Partnership's preparation and filing with appropriate governmental authorities of any amendments to, or supplementary information relating to, applications for registration of the Units under the securities or Blue Sky laws of such jurisdictions as the Partnership may deem advisable and the taking of such other actions not inconsistent with this Agreement as the Partnership may determine to be necessary or advisable in order to make the proposed offer and sale of Units lawful in such jurisdictions as the Partnership may deem advisable; and (iv) causing the Registration Statement, as it may be amended, and such applications, as they may be amended, to become effective under the Securities Act and the securities or Blue Sky laws of such jurisdictions as the Partnership may deem appropriate. JWH agrees to make all necessary or appropriate disclosures regarding itself and its principals, their trading performance, method and systems, customer accounts and otherwise as may be required or advisable, in the reasonable judgment of the Partnership, to be made in the Registration Statement and such applications and any amendments thereto.

Notwithstanding the foregoing, JWH shall not be required to take any steps which might reasonably be deemed to constitute JWH a "co-issuer" or promoter of the Partnership or of any other issuer created in connection with the transactions contemplated hereby which may be deemed to be issuing securities to the public.

          The Company shall be a "co-issuer" with the Partnership of the Units for purposes of the Securities Act.

          The Partnership may, in its sole discretion, discontinue the offering of the Units at any time.

          (b) JWH agrees to cooperate and use its best efforts in connection with: (a) the Fund's preparation of any amendments to the Offering Memorandum not inconsistent with this Agreement; (b) the taking of such other actions not inconsistent with this Agreement as the Fund may determine to be necessary or advisable in order to make the proposed offer and sale of Shares lawful in such jurisdictions as the Fund may deem appropriate. JWH agrees to make all necessary or appropriate disclosures regarding itself and its principals, their trading performance, method and systems, customer accounts and otherwise as may be required or advisable, in the reasonable judgment of the Fund, to be made in the Offering Memorandum. Notwithstanding the foregoing, JWH shall not be required to take any steps which might reasonably be deemed to constitute JWH a "co-issuer" or promoter of the Fund or of any other issuer created in connection with the transactions contemplated hereby.

          The Fund may, in its sole discretion, discontinue the offering of the Shares at any time.

           4. Undertaking of the Partnership and the Fund in Respect of the Public Offering of the Units and the Exclusively Non-U.S. Offering of the Shares.
            --------------------------------------------------------------------

          (a) The Partnership agrees that it will use best efforts in offering the Units as contemplated by the Registration Statement and Prospectus. Notwithstanding the foregoing, the Partnership shall at all times have sole discretion in the direction and management of the offering of the Units and in doing so shall be empowered in its absolute discretion to, among other things: withdraw the Registration Statement and any amendments thereto from both or either of the SEC and the CFTC (and so notify the NFA), as the Partnership may deem appropriate; withdraw the applications filed under the securities or Blue Sky laws of the various jurisdictions from any or all of such jurisdictions, as the Partnership may deem appropriate; amend, enlarge, reduce or modify the terms of the offering of the Units; and terminate the offering or the registration of the Units with the SEC or any of such jurisdictions at any time.

          The Partnership, the General Partner and MLF each agrees to make all necessary or appropriate disclosures regarding itself and each of its respective principals as may be required or advisable, in the reasonable judgment of the Partnership, to be made in the Registration

Statement and in any applications made in respect of the sale of the Units to state securities or Blue Sky commissioners.

          (b) The Fund agrees that it will use best efforts in offering the Shares as contemplated by the Offering Memorandum. Notwithstanding the foregoing, the Fund shall at all times have sole discretion in the direction and management of the offering of the Shares and in doing so shall be empowered in its absolute discretion to, among other things, amend, enlarge, reduce or modify the terms of the offering of the Shares; and terminate the offering of the Shares at any time.

          The Fund, the Sponsor and MLF each agrees to make all necessary or appropriate disclosures regarding itself and each of its respective principals as may be required or advisable, in the reasonable judgment of the Fund, to be made in the Offering Memorandum.

           5.  Management of the Company.
               -------------------------

          It is the intent of the Partnership, the Fund and JWH that the Partnership and JWH shall divide the managerial responsibility for the operation of the Company, with the Partnership managing the operations of the Company (effectively in the same capacity as a sole general partner of a limited partnership) while JWH directs its commodity trading pursuant to the JWH Strategic Allocation Program, as described in the Prospectus (effectively in the same capacity as a special limited partner in a limited partnership). The Fund itself shall act in the equivalent capacity of a limited partner, taking no part in the control, management or trading of the Company. To that end, the Partnership, the Fund and JWH have agreed upon the following allocations of manage ment responsibilities for the Company.

          (a)  Partnership to Act as Manager.  The Partnership shall act as the
               -----------------------------
manager of the Company and shall have charge of its day-to-day operations. The Partnership's authority as manager of the Company shall include, without limitation, the authority (i) to act as the "tax matters partner" of the Company pursuant to the Internal Revenue Code and to make, or refrain from making, any election as contemplated by Section 754 of the Internal Revenue Code, (ii) to pay from the Company's assets any expenses of the Company and determine the profit-sharing allocations contemplated by Section 8 hereof, (iii) to select the Company's commodity broker(s) and the banks or forward contract dealers with which the Company will trade in the forward markets, (iv) to deposit assets of the Company with such brokers, dealers or banks, as the Company may deem advisable, (v) to keep such records of the Company's activities as the Partnership may deem appropriate or as required by law, (vi) to cause to be prepared all tax returns and to effect the payment of all taxes required of the Company, (vii) to contest any taxes described in (vi) by appropriate legal proceedings to the extent that the Partnership in good faith determines that doing so is in the best interests of the Company, (viii) to determine how to classify various items for federal and state income tax purposes on the Company tax return and (ix) to direct all investment of the Company's assets, other than in commodity interests.

          Except as otherwise expressly set forth in Section 6(b) below, the Partnership alone shall have full authority and responsibility to conduct all operations of the business of the Company and to enforce (or waive) the Company's rights under any instrument or agreement to which it may be or become a party.

          The Partnership shall elect on behalf of the Company for the Company to be treated as a qualified fund under Section 988(c)(i)(E)(iii)(V) of the Internal Revenue Code and regulations promulgated thereunder.

          The Partnership will review and approve or disapprove all executing brokers proposed by JWH for the Company. The Partnership agrees that it will only disapprove a proposed executing broker suggested by JWH for cause and that if approved, the Partnership and the Company will not hold JWH liable for any error or breach of contract by any such executing broker, barring negligence, misconduct or bad faith on the part of JWH.

          Irrespective of what broker executes the Company's trades, such trades shall in all instances be cleared at MLF, and MLF shall bear all the costs associated with the "give-ups" of trades executed by non-MLF brokers to MLF from the brokerage commissions paid to MLF by the Company.

          In the event that JWH becomes disabled (by reason of its bankruptcy or insolvency or by reason of the incapacity or death of Mr. John W. Henry) from discharging its managerial responsibilities under Section 6(b) hereof, the Partnership, as manager, may assume such responsibilities.

          (b)  Trading Authority of JWH.  JWH shall determine the investment and
               ------------------------
reinvestment of the assets and funds of the Company in futures and forward contracts in commodities and in commodity options (and any related transactions in physical commodities to the extent contemplated by JWH's trading method and systems) on the terms and conditions set forth in this Agreement. As set forth in the Prospectus and the Offering Memorandum, JWH's trading management of the Company will include allocating Partnership and Fund assets among the different JWH Trading Programs selected from time to time by JWH for the Partnership and the Fund.

          Neither the Partnership nor the Fund will participate with JWH in determining the investment and reinvestment of the assets and funds of the Company, except that the Partnership, as manager of the Company, may override the trading instructions of JWH to the extent that the Partnership determines that doing so is necessary for the protection of the Company. The Partnership, as manager of the Company, may withdraw capital at any time to pay any expenses of the Company and the Partnership and the Fund may withdraw capital from the Company as contemplated by Section 1. JWH shall have no liability as a result of liquidating market positions as a result of any such withdrawals.

          The Company will instruct all brokers with which the Company opens an account to deliver copies of trading confirmations and statements for such account directly to JWH.

          JWH may, in its discretion, alter the trading method and systems it uses in participating in the management of the Company's assets, provided that JWH determines that such alteration is in the best interests of the Company. JWH will give prompt notice in writing to the Partnership and the Fund of any material change in such trading methods or systems, in the management of JWH or in the personnel overseeing the Company trading, but, as set forth in the Prospectus and the Offering Memorandum, shall not be required to notify the Partnership or the Fund of changes in commodity futures traded or of modifications, additions or deletions to JWH's computer programs or trading systems. JWH will provide the Partnership and the Fund with such assistance in preparing such monthly and annual reports for their investors reflecting the trading results of the Company as the Partnership or the Fund may reasonably request.

          JWH shall participate to the extent that the Partnership or the Fund may reasonably request, in "road shows" and other promotional activities relating to the marketing of the Units or the Shares, provided that such
                                                      --------
participation shall in no respect adversely affect JWH's trading activities on behalf of other clients on its own account or cause JWH to register as a broker-dealer or as doing business in any state where JWH would not otherwise be required to do so. JWH shall pay the costs of its reasonably requested participation in such road shows. JWH shall have the right to review and give written approval in advance of all sales, promotional or informational material using its name relating to the Partnership or the Fund.

          In the event that the Partnership becomes disabled (by reason of its bankruptcy or insolvency or by reason of the resignation of MLIP as its general partner) from discharging its managerial responsibility under Section 6(a) hereof, JWH, as a member of the Company, may assume such responsibilities.

          (c)  Standard of Liability of JWH.   Notwithstanding the fiduciary
               ----------------------------
duty imposed by applicable law on JWH as a member of the Company, in recognition of the nature of JWH's participation in the management of the Company and the unusual risk of liability to which such participation might expose JWH, the Partnership and the Fund herewith agree that in respect of JWH's participation in the commodity trading decisions of the Company none of JWH, its affiliates, any employees of JWH or any of its affiliates or any person who controls JWH or any of its affiliates (within the meaning of Section 15 of the Securities Act) shall be liable to the Company, the Fund or the Partnership except by reason of acts or omissions due to misconduct or negligence or by reason of not having acted in good faith in the reasonable belief that such actions or omissions were in, or not opposed to, the best interests of the Company.

          (d)  Standard of Liability of John W. Henry.  John W. Henry shall have
               --------------------------------------
no liability to the Partnership, the Fund or the Company under this Agreement or in connection with the transactions contemplated by this Agreement except for the fraud or willful misconduct by John W. Henry.

           6.  Confidentiality.
               ---------------

          The Partnership, the Fund, the General Partner and MLF each acknowledges that the trading instructions, method and systems of JWH are the property of JWH; the Partnership, the Fund, the General Partner and MLF each further agrees that it will keep confidential and will not disseminate such instructions, method or systems (or any such system) to any of its limited partners or shareholders (as the case may be), any of the customers, employees, agents, officers or directors of its commodity broker or to any others. Any such information acquired by the Partnership, the Fund, the General Partner or MLF shall be used solely to monitor JWH's trading on behalf of the Company. JWH is a member of the Company, but JWH is in no respect contributing its proprietary trading method or systems to the Company, except to the extent that JWH uses such method and systems in participating in the management of the Company. Nothing here shall require JWH to disclose any details concerning its trading method or systems that it deems to be proprietary information.

           7.  Management Fee.
               --------------

          MLF shall pay JWH a monthly Management Fee equal to .33 of 1% of the sum of the month-end Net Assets of the Company, increased or decreased by the trading profits (losses) and interest income of the Company during the month. For this purpose, Net Assets shall have the same meaning as provided in the Registration Statement and the Offering Memorandum; provided, however, that the accrued brokerage commissions due as of each month-end and taken into account in calculating Net Assets of the Partnership and the Fund shall be reduced, for purposes of calculating such Management Fees by the amount of the accrued Management Fee then being calculated.

           8.  Capital Accounts; Allocations and Distributions.
               -----------------------------------------------

          (a)  Capital Accounts.  A capital account shall be maintained by the
               ----------------
Company for each of JWH, the Partnership and the Fund, and the initial capital accounts of JWH, the Partnership and the Fund shall be the amount of their respective contributions to the Company (initially, their respective capital accounts in the Joint Ventures and, subsequently, the proceeds of additional sales of Units and Shares). Such initial capital accounts shall be increased by income ("Income"), gain ("Gain") and losses allocated to such capital accounts and decreased by expenses and losses ("Losses") allocated to, and any withdrawals from, such capital accounts. No interest shall be paid by the Company on any capital account in the Company, although such capital accounts will be entitled to their respective allocable shares of the interest income earned on the assets of the Company.

          (b)  Trading Profits; New Profits Account.  For purposes of
               ------------------------------------
determining the allocations and distributions described in this Section 8, the Company shall calculate Trading Profit (Loss) and maintain a New Profits Account in the following manner.

          (i)  For the first quarter of the Company's operation, Trading Profit
     (Loss) will equal the net of realized gains and losses from closed commodity futures (or forward) transactions, plus or minus the net unrealized gains and losses from open commodity futures (or forward) transactions, not including interest income, and less brokerage commissions at an aggregate annual rate of 5% of the Company's month-end assets, but not including Administrative Fees or ongoing offering costs (as set forth in the Prospectus and the Offering Memorandum). For each calendar quarter thereafter, Trading Profit (Loss) will equal the net of realized gains and losses from closed commodity futures (or forward) transactions during such calendar quarter, not including interest income, plus or minus the net change in unrealized gains and losses from open commodity futures (or forward) transactions minus 5% annual brokerage commissions (but not including the Administrative Fee or ongoing offering costs) and any cumulative losses since the most recent quarter-end as of which there existed Trading Profit with respect to the Partnership or the Fund.

          Trading Profit shall be reduced by any "loss carryforwards" (calculated in the same manner as cumulative losses since the most recent quarter-end as of which there existed Trading Profit with respect to the capital account of the Partnership or the Fund, as described in the preceding paragraph) attributable to the capital accounts of the Partnership and the Fund in their respective Joint Ventures, immediately prior to the initial contribution of the assets and liabilities of the Joint Ventures to the Company.

          (ii) Fifteen percent (15%) of any Trading Profit as of the end of each calendar quarter during the term of this Agreement shall be credited, as a bookkeeping entry only, to the New Profits Account. The New Profits Account is not a capital account of the Company or of any member, and credits to such Account shall in no respect reduce any member's capital account.

          (iii) In the event that the Partnership or the Fund makes any withdrawals from the Company as of a month-end (or other date) which is not a quarter-end, credits shall be made to the New Profits Account in the amount of 15% of any Trading Profit attributable to the amounts so withdrawn. Trading Profit shall also be proportionately reduced as of such withdrawal date for purposes of determining whether any Trading Profit remains as of the end of the quarter in which such withdrawal occurs. In the event that cumulative Trading Losses (including any Trading Losses carried over in respect of "loss carryforwards" attributable to the respective capital accounts of the Partnership and the Fund in their respective Joint Ventures at the time of the Joint Ventures' contribution of all of their assets and liabilities to the Company) exist at the time of any such withdrawal (net of any new capital contributions made at the time of such withdrawals from the proceeds of any new Units or Shares then sold by the Partnership or the Fund, respectively), such losses shall also be proportionately reduced for purposes of determining future credits to the New Profits Account.

          (iv) An example of the calculation of the Company's New Profits Account allocations is set forth in Schedule I hereto and incorporated by reference herein; Net Profits Account allocations shall be calculated separately in respect of the capital accounts of the Partnership and the Fund, respectively.

          (c)  Allocation of Income and Gains.  Income and Gains of the Company
               ------------------------------
(allocating Gains and Losses from each of the Company's trades for such purposes on a gross, not a net, basis during any period when a mixed straddle account election is not in effect for the Company) shall be allocated as of the end of each calendar year as follows:

          (i) First, Gains shall be allocated to JWH until the aggregate amount of Gains allocated to JWH pursuant to this Section 8(c)(i) for the current and all prior periods equals the sum of the bookkeeping credits to the New Profits Account during the current and all prior periods (including the additional bookkeeping credits contemplated by Section 8(h) below); and

          (ii) Second, all Income and all remaining Gains shall be allocated to the Partnership, the Fund and JWH in proportion to their beginning of the month capital account balances for each month when such Income and remaining Gain accrued.

          (d)  Allocation of Losses.  Losses of the Company (allocating Gains
               --------------------
and Losses from each of the Company's trades for such purposes on a gross, not a net, basis during any period where a mixed straddle account election is not in effect for the Company) shall be allocated, as of the end of each calendar year to the Partnership, the Fund and JWH in proportion to their beginning of the month capital account balances for each month when such Losses accrued.

          (e)  Pro Rata Allocations.  All allocations of gains, income, losses
               --------------------
and deductions for federal income tax purposes shall be made to the members in proportion to the manner in which Income, Gain and Losses are allocated to them pursuant to paragraphs (c) and (d) hereof. All allocations made hereunder shall for federal income tax purposes be made pro rata from each class or kind of income, including, for example, short-term capital gain or loss and long-term capital gain or loss and operating income or loss (to the extent that the federal income tax law distinguishes between long- and short-term gain).

          (f)  Distributions.  Distributions shall be made to the Partnership,
               -------------
the Fund and JWH as follows:

          (i) Subject to Section 1 hereof, the Partnership and the Fund may withdraw amounts only so long as such distributions do not exceed the amount of cash that would be distributable to the Partnership or the Fund, as applicable pursuant to Section 20 hereof, if the Company were dissolved, all its assets liquidated, and gains and losses allocated pursuant to
     Section 8(c) and (d) hereof, and such distributions may be made at the end of any month;

          (ii) JWH may withdraw amounts at the end of each year or period for which allocations are made that do not exceed the balance of its allocations made with respect to the Profit Sharing Account.

          (g)  Dissolution of the Company.  Upon any dissolution of the Company,
               --------------------------
the Partnership and the Fund each agree to change its name so that it no longer includes the phrase "JWH Strategic Allocation."

          (h)  Additional New Profits Account Credit.  Additional credits to the
               -------------------------------------
New Profits Account shall accrue from time to time at prevailing rates for 91-day Treasury bills to the extent credits have been made to the New Profits Account but there have been no allocations of Gains with respect to such New Profits Account credits. Alternatively, JWH may elect to have the New Profits Account participate in the profits and losses of the Company as if such New Profits Account were a capital account in the Company (with the parties agreeing in writing that appropriate adjustments to the capital and tax allocations provided herein shall be made in the event that JWH elects such alternative).

           9.  Representations, Warranties and Covenants
               of JWH, the Partnership and the Fund
               -------------------------------------------

          (a) JWH hereby restates all representations and warranties made by it in the Selling Agreements (as amended) relating to the offering of the Units and the Shares, with the same effect as if such representations and warranties were set forth verbatim herein.

          (b) The General Partner hereby restates all representations and warranties made by it in the Selling Agreements (as amended) relating to the offering of the Units and the Shares with the same effect as if such representations and warranties were set forth verbatim herein.

          (c) The Partnership hereby makes, on its own behalf, the representations and warranties made by the General Partner in the Selling Agreement (as amended) relating to the Partnership, as if such representations and warranties were set forth verbatim herein as represen tations and warranties of the Partnership.

          (d) The Fund hereby makes on its own behalf, the representations and warranties made by it in the Selling Agreement (as amended) relating to the Fund, as if such representations and warranties were set forth verbatim herein as representations and warranties of the Fund.

           10. Amendment.
               ---------

          This Agreement may not be amended except by the written consent of each of the parties hereto. Each party hereto further agrees that the Company is an arrangement based upon mutual consent and that such party will not withdraw its consent to the Company provided that the Company is operated in accordance with the terms hereof.

           11. Indemnification and Standard of Liability of JWH.
               ------------------------------------------------

          In view of the nature of the managerial responsibilities which JWH has agreed to assume on behalf of the Company, the Partnership, the Fund and the Company agree that JWH is exposed to potential liabilities to a degree greater than the Partnership and the Fund in participating in the Company and that, accordingly, the following indemnification of JWH is appropriate.

          (a)  In Actions by Third Parties.  The Partnership or the Fund (as
               ---------------------------
applicable) shall each indemnify, defend and hold harmless JWH, its affiliates and their respective officers, directors, employees, shareholders and controlling persons (within the meaning of Section 15 of the Securities Act) from and against any and all losses, claims, damages, liabilities (joint and several), costs and expenses (including any investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement;

provided, that the Partnership or the Fund (as applicable) shall have approved
--------
such settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any of such person's actions or capacities relating to the business or activities of the Partnership, the Fund or the Company (other than a demand, claim, lawsuit, action or proceeding described in the next paragraph); provided,
                                                                       --------
that the conduct of such person which was the subject of the demand, claim, lawsuit, action or proceeding did not constitute gross negligence, willful or wanton misconduct, a breach of this Agreement or a breach of fiduciary obligations, arising under applicable law or a violation of applicable law, to the Company and was done in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company. The termination of any demand, claim, lawsuit, action or proceeding by settlement shall not, of itself, create a presumption that the conduct in question was not undertaken in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company.

          MLIP shall indemnify the Partnership and the Fund to the extent that the foregoing indemnity exceeds in liability to the Partnership or the Fund the indemnity that would have been due pursuant to Section 11(b) hereof.

          (b)  In Actions by the Partnership or the Fund or in Right of the
               ------------------------------------------------------------
Partnership or the Fund.  In any demand, claim, lawsuit, action or proceeding
-----------------------
brought by the Partnership or the Fund in and relating to its capacity as a member or brought by a partner (including the General Partner) in the Partnership in right of the Partnership or by a Shareholder of the Fund in right of the Fund alleging damages arising from activities of JWH as such member, its affiliates, and their respective officers, directors, employees, shareholders and controlling persons (within the meaning of Section 15 of the Securities Act) shall be indemnified to the extent and subject to the conditions described in the preceding paragraph, but with the qualification that the term "negligence" shall be substituted for the term "gross negligence" and the term "misconduct" shall be substituted for the term "willful or wanton misconduct" in such paragraph.

          No indemnity under this Section 11 shall, however, be available for JWH, its affiliates, their respective officers, directors, employees, shareholders and controlling persons (within the meaning of Section 15 of the Securities Act) for losses, claims, damages, liabilities (joint and several), costs or expenses resulting from actions for which JWH has agreed to indem nify various parties pursuant to the Selling Agreement relating to the offering of the Units or the Shares. No indemnification under this Section 11 shall be made in respect of any demand, claim, lawsuit, action or proceeding relating to activities of the person to be indemnified which have been adjudged, by a court having jurisdiction with respect to the matter upon entry of a final judgment, not to have met the foregoing standards of indemnity, as the case may be, unless, and except to the extent that, such court determines that, despite such judgment, such person is fairly and reasonably entitled to indemnity.

          To the extent that JWH or any other indemnified party described in the first two paragraphs of this Section 11 is successful, on the merits or otherwise, in the defense of any demand, claim, lawsuit, action or proceeding referred to in such paragraphs, the Company shall indemnify such person against the costs and expenses (including any investigatory, legal and other expenses) actually and reasonably incurred by such indemnified party in connection therewith.

          Any indemnification required by the first two paragraphs of this
Section 11, unless ordered or expressly permitted by a court, shall be made by the Company, the Partnership or the Fund (as applicable) only upon a determination by independent legal counsel in a written opinion that the conduct which is the subject of the claim, demand, lawsuit, action or proceeding with respect to which indemnification is sought meets the applicable standard set forth in either of the first two paragraphs of this Section 11, as the case may be.

          The indemnification provisions of this Section 11 shall not increase the liability of any partner in the Partnership or Shareholder in the Fund beyond his or her capital and profits (exclusive of distributions or other returns of capital, including redemptions, if any) in the Partnership or the Fund, as applicable; furthermore, the General Partner shall make whole the Partnership for any indemnification claim to which it is made subject under
Section 11(a) for which it would not have been liable had the indemnification standard set forth in Section 11(b) been applicable to such claim.

          (c)  Standard of Liability.  JWH, its affiliates and their respective
               ---------------------
officers, directors, employees, shareholders and controlling persons (within the meaning of Section 15 of the Securities Act) shall not be liable to the Company, the Fund or any of the Shareholders in the Fund, the Partnership, or any of the Partners in the Partnership except (i) by reason of acts or omissions in breach of this Agreement, (ii) due to misconduct or negligence, or (iii) by reason of not having acted in good faith and in the reasonable belief that such actions or omissions were in, or not opposed to, the best interests of the Partnership or the Fund, as applicable.

           12. Indemnification of the Partnership and the Fund.
               -----------------------------------------------

          JWH shall indemnify, defend and hold harmless the Partnership, the General Partner, the Fund, their respective affiliates and their respective directors, officers, shareholders, employees and controlling persons from and against any and all losses, claims, damages, liabilities (joint and several), costs and expenses (including any reasonable investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that JWH shall have approved such settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any action or omission of JWH or any of its respective officers, directors or employees relating to the business or activities of such person under this Agreement or relating to the management of the account of the Partnership or the Fund (as applicable); and provided further that the action or omission of such person which was the subject of the demand, claim, lawsuit, action or proceeding constituted negligence or misconduct or a breach of this Agreement or was an action or omission taken otherwise than in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Partnership or the Fund (as applicable). No indemnification shall be due hereunder, however, for any matters for which the Partnership, the General Partner, the Fund, its affiliates and their respective directors, officers, shareholders, employees or controlling persons are indemnified under the Selling Agreement (although indemnity shall be due under the Selling Agreement).

           13. Term.
               ----

          Unless sooner terminated pursuant to Section 14 hereof, this Agreement shall continue in effect until (i) September 30, 1998 in which the Company commences trading or (ii) the earlier termination of the Partnership and the Fund (and hence of the Company); provided, however, that the indemnity
                                 --------  -------
provisions set forth in Sections 11 and 12 of this Agreement shall survive any such termination and remain in effect for 3 years from the date of the termination of this Agreement.

          This Agreement may be renewed, as of September 30, 1998, on the same terms for one additional one-year period at the option of the Partnership and the Fund (JWH hereby consenting in advance to such renewal), such option to be exercised in respect of each renewal by written notice delivered to JWH no more than 60 and no less than 30 days prior to the date this Agreement would otherwise terminate.

           14. Termination.
               -----------

          The Partnership and the Fund may, as of the end of any calendar month upon 30 calendar days' notice, terminate this Agreement and thereby dissolve the Company.

          This Agreement may be terminated at the discretion of JWH, as of the following month-end, should any of the following occur: (1) the Company's Net Asset Value decreases to less than $40,000,000 as of the close of business on the last business day of a month; (2) JWH has determined to cease managing any customer accounts pursuant to the Strategic Allocation Program (in which case, however, JWH will negotiate in good faith with MLIP in an attempt to restructure the trading program of the Company); (3) the Partnership elects, other than as provided in Section 5, to override the trading signals of JWH against the advice of JWH; (4) in the event that the trading policies applicable to the Company are amended without the consent of JWH and as amended, would, in the reasonable judgment of JWH, materially and adversely affect the trading approach used by JWH for the Company, the Partnership or the Fund; or (5) the General Partner's registration as a commodity pool operator is terminated.

          Subsequent to September 30, 1999 (assuming that the Partnership and the Fund renew this Agreement as of September 30, 1998 for an additional one-year term, JWH may, as of the end of any calendar month upon 30 calendar days' notice, terminate this Agreement, unless this Agreement, as then extended contains other termination provisions.

          This Agreement shall also terminate and the Company shall dissolve upon (a) the mutual decision of JWH, the Fund and the Partnership, (b) the bankruptcy of JWH or both the Partnership and the Fund, (c) the involuntary dissolution of JWH, the Partnership or the Fund, (d) any event which makes it unlawful to carry on the business of the Company or (e) December 31, 2028.

          For purposes of the foregoing paragraph of this Agreement, the "bankruptcy" of JWH, the Company, the Partnership or the Fund shall be deemed to have occurred upon the happening of any of the following: (i) the filing of an application by such member for, or a consent to, the appointment of a trustee of its assets; (ii) the filing by such member of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing its inability to pay its debts as they come due; (iii) the making by such member of a general assignment for the benefit of creditors; (iv) the filing by such member of an answer admitting the material allegations of, or its consenting to, or defaulting in answering a bankruptcy petition filed against it in, any bankruptcy proceeding; or (v) the entry of an order, judgment or decree by any court or competent jurisdiction adjudicating such member as bankrupt or appointing a trustee of its assets, and such order, judgment or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

           15. Expenses.
               --------

          Each party shall, in all events, bear its own expenses in connection with the negotiation, execution and performance of this Agreement and the preparation for and consum mation of the offering of the Units and the Shares.

           16. Bank Accounts.
               -------------

          All of the Company's cash receipts shall be deposited in such banks or other depositories as from time to time shall be chosen by the Partnership. Withdrawals from said accounts shall be made by the signature, facsimile or otherwise, of such person or persons, and in such manner, as shall be authorized by the Partnership.

           17. Accounting Decisions.
               --------------------

          All decisions for the Company as to accounting principles, for its book, tax or other purposes (such decisions may be different for each such purpose), shall be made by the Partnership in consultation with and with the approval of the Fund and JWH.

           18. Books and Records.
               -----------------

          Each of the parties hereto or its authorized representatives may examine (and make copies at its own expense) of any of the books and records of the Company at any time, and without notice, during regular business hours, at the address set forth in Section 2 hereof.

           19. Annual Reports.
               --------------

          As soon as practicable after the end of each fiscal year of the Company, the Partnership shall cause the Company to furnish to the Partnership the Schedule K-1 required by the Internal Revenue Service in respect of the Company.

           20. Fiscal Year.
               -----------

          The fiscal year of the Company shall end on the 31st day of December in each year, unless the Internal Revenue Service requires the Company to adopt a different fiscal year or the Company terminates during a calendar year (thereby terminating the Company's final fiscal year).

           21. Dissolution.
               -----------

          Upon dissolution of the Company, the assets shall be liquidated and the proceeds shall be applied to: (i) payment of Company debts, including the expenses of the liquidation; and (ii) the deposit in a trust account of a reasonable reserve for payment of contingent liabilities and expenses of the Company, as determined by the Partnership. As soon as reasonably possible and after payment of any contingencies arising during that time, the balance remaining in the trust account shall be distributed to JWH, the Partnership and the Fund in proportion to their respective general capital accounts as of the date of dissolution.

           22. Liquidator.
               ----------

          The Partnership shall act as liquidator of the Company upon any dissolution thereof, other than one due to the bankruptcy or involuntary dissolution of the Partnership. During the liquidation and dissolution of the Company, the Partnership may continue to act on behalf of the Company for the sole purpose of winding up the Company.

           23. Freedom of Action.
               -----------------

          Nothing contained in this Agreement shall be construed to prevent or prohibit the Partnership, the Fund or JWH from engaging separately from the Company in any lawful fashion, whether individually or together with third parties, in trading in the commodity markets or in any other activity, without any obligation to account to either the other party or to the Company for such activities. Nothing contained in this Agreement shall be construed to constitute any of JWH, the Partnership or the Fund, the agent, attorney-in-fact (except as may be otherwise explicitly set forth herein) or general partner of any other member, nor in any manner to restrict them in the conduct of their respective businesses or activities other than the activities included with the scope of this Agreement. This Agreement shall not confer on any member any proprietary interest in, or subject any member to any liability for, the business, assets, profits, losses or obligations of this other, except as and to the extent that the members have explicitly become members pursuant to the terms of this Agreement. In no event shall this Agreement be deemed to create any relationship whereby one member might be held liable for the omission or commission of the other.

           24. Transactions with Affiliates.
               ----------------------------

          The validity of any transaction, agreement or payment involving the Company and any affiliate of JWH, the Fund or the Partnership shall not be affected by reason of the relation ship between such member and such affiliate.

           25. Notices.
               -------

          All notices required to be delivered under this Agreement shall be in writing (including telegraphic communication) or telephone confirmed in writing, all such writings to be delivered personally or sent by first class mail, postage prepaid, as follows:

     if to the Partnership to:

          ML JWH STRATEGIC ALLOCATION FUND L.P.
          c/o Merrill Lynch Investment Partners Inc.
          General Partner
          World Financial Center
          South Tower, Sixth Floor
          New York, New York 10080-6106
          Attn:  John R. Frawley, Jr.

     if to the Fund to:

          ML JWH STRATEGIC ALLOCATION FUND LTD.
          c/o Merrill Lynch Bank & Trust Co.
               (Cayman) Ltd.
          P.O. Box 694
          British American Centre, Phase III
          Fifth Floor
          Grand Cayman, Cayman Islands
          British West Indies

     if to JWH to:

          JOHN W. HENRY & COMPANY, INC.
          One Glendinning Place
          Westport, Connecticut 06880
          Attn:  David M. Kozak

          Notices shall be effective when actually received.

           26. GOVERNING LAW.
               -------------

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

           27. Entire Agreement.
               ----------------

          This Agreement sets forth the entire agreement of the parties relating to the subject matter hereof except as otherwise set forth herein. This Agreement shall be deemed to constitute the written Power of Attorney (notwithstanding the fact that JWH as the Fund's and Partnership's fellow member should not require any such instrument) required by regulatory authorities to authorize JWH to exercise discretionary control over the trading of the Company's account. The Partnership and the Fund each agrees, however, to execute and deliver, on behalf of the Company, a separate Power of Attorney in respect of such trading in event that JWH should so request.

           28. Representations and Warranties in the Registration
               Statement and the Offering Memorandum
               ---------------------------------------------------

          JWH and the General Partner/Sponsor each acknowledge, on behalf of itself and its principals, that the Registration Statement and the Offering Memorandum each states that JWH, the General Partner/Sponsor and their respective principals have made various representations and warranties, and that the accuracy of the Registration Statement and the Offering Memorandum is of material importance to the success of the Company. JWH and the General Partner/Sponsor will have the opportunity to approve any such references in the Prospectus and each agrees, on behalf of itself and its principals, that all such statements shall be incorporated by reference herein and made a part hereof as set forth verbatim herein.

           29. Exclusivity.
               -----------

          JWH agrees that it will not manage the assets of any fund pursuant to the JWH Strategic Allocation Program other than funds sponsored by MLIP or an affiliate until the end of the twelfth full month after the first sale of Units by the Partnership pursuant to the Registration Statement.

           30. Purpose of Company.
               ------------------

          The members intend to create a limited liability company separate from JWH, the Partnership and the Fund, and the purpose of the Company is to conduct the commodities trading activities described in the Prospectus and the Offering Memorandum. The members agree to report for accounting, tax and other purposes the transactions contemplated by this Agreement consistently with the terms of this Agreement and the intent expressed hereby.

           31. Submission to Jurisdiction; Waivers.  Each party hereby
               -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this agreement or any other credit document, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the

     State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts, and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that, if it shall not have a registered agent for service of process in the State of New York, then service of process may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), as the case may be, at its address set forth in Section 25 or at such other address of which the other parties hereto shall have been notified; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

           32. Severability.
               ------------

          If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule, or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule, or regulation or modified in accordance with such law, ruling, rule, or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby; provided that alteration of this Agreement in this manner shall not have a material effect on the terms hereof.

           33. Counterparts.
               ------------

          This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

           34. Arbitration.
               -----------

          Each party hereto consents and submits to the jurisdiction of any applicable arbitral body located within the County of New York, City of New York and State of New York. The parties hereto agree to execute and deliver a consent to arbitration separate and distinct from this Agreement, as required by applicable CFTC rules.

          IN WITNESS WHEREOF, this Limited Liability Company Agreement has been executed by the parties hereto as of the day and year first above written.

                              ML JWH STRATEGIC ALLOCATION
                                FUND L.P.

                              By:  MERRILL LYNCH INVESTMENT
                                    PARTNERS INC.
                                      General Partner


                              By   ______________________________
                                    John R. Frawley, Jr.
                                      President and Chief
                                      Executive Officer


                              ML JWH STRATEGIC ALLOCATION
                                FUND LTD.


                              By   ______________________________
                                    Name:
                                    Title:


                              JOHN W. HENRY & COMPANY, INC.


                              By   ______________________________
                                    Name:
                                    Title:

                              Confirmed:
                              not as a Member, but solely for the limited purposes set forth herein

                              MERRILL LYNCH INVESTMENT
                                PARTNERS INC.


                              By   ______________________________
                                    John R. Frawley, Jr.
                                      President and Chief
                                      Executive Officer


                              Confirmed:
                              not as a Member, but solely for the limited purposes set forth herein

                              MERRILL LYNCH FUTURES INC.


                              By   ______________________________

                                    SCHEDULE

                       SAMPLE NEW PROFITS ACCOUNT CREDIT
                       ---------------------------------


          Assume that the Net Asset Value of the Partnership's Capital Account in the Company on July 1, 1998 is $100,000,000 and that no loss carryforwards exist. If at the end of July 1998, trading profit recognized on both open and closed futures positions, less brokerage commissions and Administrative Fees calculated together at a 5% of month-end assets annual rate, not including interest income and not reduced by organizational and initial offering cost reimbursement payments and ongoing offering costs, equaled $5,000,000, all of such profit would constitute Trading Profit. Consequently, Limited Partners who redeemed their Units at such time would receive a redemption price reflecting a Partnership Net Asset Value of approximately $104,250,000. Assume that by the end of August 1998 subsequent losses and brokerage commissions have reduced the initial $5,000,000 gain to a loss of ($1,800,000). A cumulative trading loss of $1,800,000 would exist (irrespective of the fact that $6.8 million had been lost since the previous month-end -- as opposed to quarter-end -- high). If the Partnership thereupon withdrew 50% of its interest in the Company to fund redemptions, such trading loss would, for purposes of future New Profits Account credits, be reduced to $900,000. If during September 1998, trading profit recognized on both open and closed futures positions, not including interest income, less brokerage and Administrative Fees calculated together at a 5% of month-end assets annual rate, and not reduced by organizational and initial offering cost reimbursement payments, equalled $2,000,000, Trading Profit of $1,100,000 would be accrued as of such quarter. Thus the New Profits Account would be increased by 15% of $1,100,000, or $165,000, and JWH would be entitled to a priority profit allocation of $165,000 as profits accrued to the Partnership's Capital Account in the Company.

                                    EXHIBIT



                ACKNOWLEDGMENT OF RECEIPT OF DISCLOSURE DOCUMENT



          The undersigned hereby acknowledges receipt of the Disclosure Document dated ___________, 1998 of John W. Henry & Company, Inc. in connection with John
W. Henry & Company, Inc.'s implementation of the Strategic Allocation Program for ML JWH Strategic Allocation Fund L.P.



                              ML JWH STRATEGIC ALLOCATION
                                FUND L.P.

                              By:  MERRILL LYNCH INVESTMENT
                                    PARTNERS INC.,
                                      General Partner


                              By   ______________________________
                                    Name:
                                    Title:



          The undersigned hereby acknowledges receipt of the Disclosure Document dated ___________, 1998 of John W. Henry & Company, Inc. in connection with John
W. Henry & Company, Inc.'s implementation of the Strategic Allocation Program for ML JWH Strategic Allocation Fund Ltd.


                              ML JWH STRATEGIC ALLOCATION
                                FUND LTD.



                              By   ______________________________
                                    Name:
                                    Title: